Exhibit 99.1

The Middleby Corporation Announces the Launch of Midera Food Processing

ELGIN, Ill. – May 11, 2026 – The Middleby Corporation (Nasdaq: MIDD) today announced that its Food Processing business will operate under the name Midera Food Processing, Inc. (Midera).

The launch reflects the continued advancement of Middleby’s Food Processing platform into a more focused, technology-driven organization delivering total line solutions. With a foundation built over decades and a portfolio of more than 30 global brands, Midera is positioned to accelerate innovation and serve customers with greater clarity and speed.

“Over decades we built a global reputation as an industry leader delivering exceptional quality and innovative total line solutions as Middleby Food Processing. Today we are proud to start a new chapter as Midera, a name that will continue to reflect the deep commitment of our brands. We are excited about our future as a standalone company and now launching our identity as Midera,” said Mark Salman, Midera’s incoming Chief Executive Officer and current president of the Middleby Food Processing Group. “I, along with my senior team, look forward to thoroughly outlining our growth strategy to deliver shareholder value at our Investor Day on Tuesday.”

The company’s new brand identity reinforces Midera’s launch as a pure play food processing company. The Midera name’s first syllable evokes the company’s heritage as part of Middleby as it enters a new era as a company entirely devoted to food processing. The Midera emblem draws from triangular elements of Middleby’s original visual identity, refined to convey precision and forward momentum.

Separation and Expected Nasdaq Listing

The separation of Midera into a standalone public company is expected to be completed on July 6, 2026, subject to customary conditions, including the effectiveness of Midera’s Form 10 registration statement with the U.S. Securities and Exchange Commission (“SEC”), through a distribution of Midera common stock to Middleby stockholders. Each Middleby stockholder will receive one share of Midera common stock on the distribution date for every one share of Middleby common stock held on the record date. Midera intends to apply to list its common stock on The Nasdaq Global Select Market, and following the separation, Midera’s common stock is expected to trade under the ticker symbol “MFP.”

“I am confident that the Midera senior team has a solid strategy for growth with the highly respected global business we’ve built over the past two decades. Under the name Midera, the positive momentum will continue long after the company separates from Middleby and becomes a standalone business,” said Tim FitzGerald, Chief Executive Officer of The Middleby Corporation. “Midera leadership has exhibited financial strength and discipline while delivering industry-leading advanced solutions to the marketplace. The business is well-positioned for future success.”

Investor Day

Middleby and Midera will host an Investor Day on May 12, 2026, in New York City, where the management teams will share each company’s long-term strategy and financial framework.

About Midera Food Processing

Midera Food Processing provides food processing equipment and automation solutions for industrial protein, bakery, and snack producers, delivering total line solutions from preparation and thermal processing through packaging. With a portfolio of 30+ industry-leading brands reaching customers across six continents, Midera helps food processors produce safer, more consistent products while improving efficiency and reducing waste at scale. Headquartered in Rosemont, Illinois, the company employs approximately 2,800 people worldwide. For more information about Midera, please visit https://www.middleby.com/food-processing/.

About The Middleby Corporation

The Middleby Corporation is a global leader in the foodservice industry. The company develops and manufactures a broad line of solutions used in commercial foodservice and food processing. Middleby showcases its advanced solutions in the Middleby Innovation Kitchens for commercial foodservice and industrial baking and protein Innovation Centers for Food Processing solutions. For more information about Middleby, please visit www.middleby.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains “forward-looking statements” subject to the Private Securities Litigation Reform Act of 1995, including statements regarding The Middleby Corporation’s (“Middleby”) and Midera Food Processing, Inc.’s (“Midera” and taken together with Middleby, the “Company”) expectations with respect to the timing of the spin-off of Midera and the Company’s future performance. The Company cautions investors that such statements are estimates and are highly dependent upon a variety of factors. These forward-looking statements involve known and unknown risks, uncertainties and other factors, which could cause the Company’s actual results, performance or outcomes to differ materially from those expressed or implied in the forward-looking statements. The following are some of the important factors that could cause the Company’s actual results, performance or outcomes to differ materially from those discussed in the forward-looking statements: changing market conditions; volatility in earnings resulting from goodwill impairment losses, which may occur irregularly and in varying amounts; variability in financing costs and interest rates; quarterly variations in operating results; dependence on key customers; risks associated with the Company’s foreign operations, including international exposure, political risks affecting international sales, market acceptance and demand for the Company’s products and the Company’s ability to manage the risk associated with the exposure to foreign currency exchange rate fluctuations; the Company’s ability to protect its trademarks, copyrights and other intellectual property; changing market conditions, including inflation; the impact of competitive products and pricing; the impact of announced management and organizational changes; intense competition in the Company’s business segments including the impact of both new and established global competitors; unfavorable tax law changes and tax authority rulings; cybersecurity attacks and other breaches in security; the continued ability to realize profitable growth through the sourcing and completion of strategic acquisitions; the timely development and market acceptance of the Company’s products; the availability and cost of raw materials; the possibility that the proposed spin-off of Midera will not be consummated within the anticipated time period or at all, including as the result of regulatory, market or other factors, including the possibility that various closing conditions for the spin-off may not be satisfied; the potential disruption to the Company’s business in connection with the proposed spin-off; the potential that the Company does not realize all of the expected benefits of the spin-off; that the spin-off may be more difficult, time consuming or costly than expected; the failure of the spin-off to qualify for the expected tax treatment; potential adverse effects of the announcement of the proposed spin-off of Midera or the results thereof, including on the market price of the Company’s common stock, the ability of the Company to develop and maintain relationships with personnel, customers, suppliers and others with whom it does business or the Company’s business, financial condition, results of operations and financial performance; risks related to diversion of the Company’s management’s attention from its ongoing business operations due to the proposed spin-off of Midera; and other risks detailed in the Company’s SEC filings. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. The forward-looking statements included in this press release are made only as of the date hereof and, except as required by federal securities laws and rules and regulations of the SEC, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

For The Middleby Corporation:

Investors:

Rebecca Ellin

SVP of Investor Strategy and Corporate Development

rellin@middleby.com

Media:

Darcy Bretz

VP of Corporate Communications

dbretz@middleby.com

Kate Schneiderman

Managing Director, ICR

middleby@icrinc.com